UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 21, 2005

RAINIER PACIFIC FINANCIAL GROUP, INC.
(Exact name of registrant as specified in its charter)
Washington	000-50362	87-0700148
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1498 Pacific Avenue, Tacoma, Washington	98402
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (253) 926-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

        On December 21, 2005, Rainier Pacific Financial Group, Inc. (the "Company") announced that its wholly-owned subsidiary, Rainier Pacific Savings Bank, has entered into an agreement to purchase the property and casualty insurance businesses of Christopherson-Boze Insurance Services, Inc. and Holman Insurance Agency, Inc. The transaction is anticipated to be completed in the first quarter of 2006.

       Additional information concerning the proposed acquisition is contained in the Company's press release, which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

             (c)          Exhibits

            99.1        News Release of Rainier Pacific Financial Group, Inc. dated December 21, 2005.

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SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                    RAINIER PACIFIC FINANCIAL GROUP, INC.

Date: December 21, 2005                           /s/ John A. Hall
                                                                   John A. Hall
                                                                   President and Chief Executive Officer
                                                                  (Principal Executive Officer)

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Exhibit 99.1

News Release Dated December 21, 2005

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                                                                                        For more information, contact:
                                                                                        John Hall: (253) 926-4007
                                                                                        jhall@rainierpac.com
**For Immediate Release**                                                       or
                                                                                        Vic Toy: (253) 926-4038
                                                                                        vtoy@rainierpac.com

Rainier Pacific Bank to Acquire
Christopherson-Boze Insurance Services, Inc. and
Holman Insurance Agency, Inc.

Tacoma, Washington - December 21, 2005 - Rainier Pacific Financial Group, Inc. (NASDAQ: RPFG) announced today that its wholly-owned subsidiary, Rainier Pacific Bank, has entered into an agreement to purchase the property and casualty insurance businesses of Christopherson-Boze Insurance Services, Inc. and Holman Insurance Agency, Inc. The transaction is anticipated to be completed in the first quarter of 2006.

Christopherson-Boze Insurance Services, Inc., and Holman Insurance Agency, Inc., are full-service property and casualty insurance agencies providing a broad array of insurance products to commercial and consumer households in Pierce County, Washington. The agencies employ 15 people and will continue to operate under their current names and from their two existing office locations in University Place and Gig Harbor immediately following the completion of the acquisition.

"We are excited to acquire these two insurance agency operations, and in particular the talent and expertise of Wally Christopherson and his team of insurance professionals. Wally and his team have done exceptional work in growing both of the agencies, and we look forward to the added strength and capacity they will bring to Rainier Pacific's existing insurance agency. This acquisition clearly demonstrates our commitment to being a full-service financial services provider by offering not only traditional banking and investment services to our customers, but also insurance products and services," said John Hall, President and CEO of Rainier Pacific Financial Group. "We

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estimate the combined operations of the Christopherson-Boze and Holman agencies, with our existing Rainier Pacific Insurance Services unit, will place us as the fifth largest property and casualty insurance provider in Pierce County based on annual customer premiums. The purchase of these insurance agency businesses is also expected to be modestly accretive to Rainier Pacific's 2006 earnings."

"Our affiliation with Rainier Pacific will open up a whole new set of financial services and products for our agencies' customers," Christopherson said. "We share many things in common with Rainier Pacific, including our absolute commitment to high quality, personal service to our customers."

Rainier Pacific Financial Group, Inc. is the bank holding company for Rainier Pacific Bank, a Tacoma, Washington based state-chartered savings bank, operating 13 branch offices in the Tacoma-Pierce County and City of Federal Way areas.

For additional information, visit Rainier Pacific's website at www.rainierpac.com.

Forward-looking statements:

Certain matters discussed in this press release may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements relate to, among other things, expectations of the business environment in which the Company operates, projections of future performance, and perceived opportunities in the market. These forward-looking statements are based upon current management expectations and may, therefore, involve risks and uncertainties. The Company's actual results, performance, or achievements may differ materially from those suggested, expressed, or implied by forward-looking statements as a result of a wide variety or range of factors and risks. Accordingly, undue reliance should not be placed on such forward-looking statements. The Company undertakes no responsibility to update or revise any forward-looking statements.

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